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                           [CB COMMERCIAL LETTERHEAD]

                                                                   EXHIBIT 10.11


ARTICLE ONE: BASIC TERMS

     This Article One contains the Basic Terms of this Lease between the Landlord and Tenant named below. Other Articles, Sections and Paragraphs of the Lease referred to in this Article One explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

     Section 1.01. DATE OF LEASE: April 15, 1998

     Section 1.02. LANDLORD (INCLUDE LEGAL ENTITY): Holt/Hawthorn, a California limited partnership and Victory Partners, a California limited partnership, as tenants in common

Address of Landlord: c/o The Holt Company, 462 Stevens Avenue, Suite 105, Solana Beach, CA 92075

     Section 1.03. TENANT (INCLUDE LEGAL ENTITY): Skechers USA, Inc., a California corporation.

Address of Tenant: 228 Manhattan Beach Boulevard, Suite 200, Manhattan, CA

     Section 1.04. PROPERTY: (include street address, approximate square footage and description) 228 Manhattan Beach Boulevard, Manhattan Beach, CA

Approximately 28,000 square foot freestanding building plus underground parking area.

     Section 1.05. LEASE TERM: 10 years -0- months beginning on March 1, 1998 or such other date as is specified in this Lease, and ending on February 29, 2008

     Section 1.06. PERMITTED USES: (See Article Five) (See Addendum Section 17.)

     Section 1.07. TENANT'S GUARANTOR: (If none, so state) None

     Section 1.08. BROKERS: (See Article Fourteen)(If none, so state) Landlord's Broker: None
Tenant's Broker: None

     Section 1.09. COMMISSION PAYABLE TO LANDLORD'S BROKER: (See Article Fourteen) $ None

     Section 1.10. INITIAL SECURITY DEPOSIT: (See Section 3.03) $ (See Addendum
Section 25)

     Section 1.11. VEHICLE PARKING SPACES ALLOCATED TO TENANT: (See Addendum
Section 18)

     Section 1.12. RENT AND OTHER CHARGES PAYABLE BY TENANT:_________________

     (a) BASE RENT: Fifty two thousand six hundred fifty seven Dollars ($52,657.00) per month for the first twelve months, as provided in Section 3.01, and shall be increased on the first day of the thirteenth month and after the Commencement Date, (i) as provided in Section 3.02, then annually

     (b) OTHER PERIODIC PAYMENTS: (i) Real Property Taxes above the "Base Real Property Taxes" (See Section 4.02); (ii) Utilities (See Section 4.03); (iii) Increased Insurance Premiums above "Base Premiums" (See Section 4.04); (iv) Impounds for Tenant's Share of Insurance Premiums and Property Taxes (See
Section 4.07); (v) Maintenance, Repairs and Alterations (See Article Six).

     Section 1.13. COSTS AND CHARGES PAYABLE BY LANDLORD: (a) Base Real Property Taxes (See Section 4.02); (b) Base Insurance Premiums (See Section 4.04(c); (c) Maintenance and Repair (See Article Six).

     Section 1.14. LANDLORD'S SHARE OF PROFIT ON ASSIGNMENT OR SUBLEASE: (See
Section 9.05) None percent (-0-%) of the Profit (the "Landlord's Share").

     Section 1.15. RIDERS: The following Riders are attached to and made a part of this Lease: (If none, so state) Addendum Sections 16 through 25
Exhibit A - Subordination, Non-Disturbance and Attornment Agreement - Sample Exhibit B - Tenant Estoppel Certificate - Sample Addendum Sections 26 through 40

ARTICLE TWO: LEASE TERM

     Section 2.01. Lease of Property For Lease Term, Landlord leases the Property to Tenant and Tenant leases the property from Landlord for the Lease Term. The Lease Term is for the period stated in Section 1.05 above and shall begin and end on the dates specified in Section 1.05 above, unless the beginning or end of the Lease Term is changed under any provision of this Lease. The Commencement Date shall be the date specified in Section 1.05 above for the beginning of the Lease Term, unless advanced or delayed under any provision of this Lease.

1988 Southern California Chapter              Initials /s/ [Initials Illegible]
of the Society of Industrial
and Office Realtors, Inc.                              /s/ [Initials Illegible]

                           (Single-Tenant Gross Form)

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     Section 2.04. HOLDING OVER. Tenant shall vacate the Property upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages which Landlord incurs from Tenant's delay in vacating the Property. If Tenant does not vacate the Property upon the expiration or earlier termination of the Lease and Landlord thereafter accepts rent from Tenant, Tenant's occupancy of the Property shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy, except that the Base Rent then in effect shall be increased by twenty-five percent (25%).

ARTICLE THREE: BASE RENT

     Section 3.01. TIME AND MANNER OF PAYMENT. Upon execution of this Lease, Tenant shall pay Landlord the Base Rent in the amount stated in Paragraph 1.12(a) above for the first month of the Lease Term. On the first day of the second month of the Lease Term and each month thereafter, Tenant shall pay Landlord the Base Rent, in advance, without offset, deduction or prior demand. The Base Rent shall be payable at Landlord's address or at such other place as Landlord may designate in writing.

     Section 3.02. COST OF LIVING INCREASES. The Base Rent shall be increased on each date (the "Rental Adjustment Date") stated in Paragraph 1.12(a) above in accordance with the increase in the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers (all items for the geographical Statistical Area in which the Property is located on the basis of 1982-1984 = 100) (the "Index") as follows:

     (a) The Base Rent (the "Comparison Base Rent") in effect immediately before each Rental Adjustment Date shall be increased by the percentage that the Index has increased from the date (the "Comparison Date") on which payment of the Comparison Base Rent began through the month in which the applicable Rental Adjustment Date occurs. The Base Rent shall not be reduced by reason of such computation. Landlord shall notify Tenant of each increase by a written statement which shall include the Index for the applicable Comparison Date, the Index for the applicable Rental Adjustable Date, the percentage increase between those two Indices, and the new Base Rent. Any increase in the Base Rent provided for in this Section 3.02 shall be subject to a minimum increase of 2% and a maximum increase of 4%.

     (b) Tenant shall pay the new Base Rent from the applicable Rental Adjustment Date until the next Rental Adjustment Date. Landlord's notice may be given after the applicable Rental Adjustment Date of the increase, and Tenant shall pay Landlord the accrued rental adjustment for the months elapsed between the effective date of the increase and Landlord's notice of such increase within ten (10) days after Landlord's notice. If the format or components of the Index are materially changed after the Commencement Date, Landlord shall substitute an index which is published by the Bureau of Labor Statistics or similar agency and which is most nearly equivalent to the Index in effect on the Commencement Date. The substitute index shall be used to calculate the increase in the Base Rent unless Tenant objects to such index in writing within fifteen (15) days after receipt of Landlord's notice. If Tenant objects, Landlord and Tenant shall submit the selection of the substitute index for binding arbitration in accordance with the rules and regulations of the American Arbitration Association at its office closest to the Property. The costs of arbitration shall be borne equally by Landlord and Tenant.

     Section 3.03.  SECURITY DEPOSIT: INCREASES.

     (a) Upon the execution of this Lease, Tenant shall deposit with Landlord a cash Security Deposit in the amount set forth in Section 1.10 above. Landlord may apply all or part of the Security Deposit to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant. If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten (10) days after Landlord's written request. Tenant's failure to do so shall be a material default under this Lease. No interest shall be paid on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts and no trust relationship is created with respect to the Security Deposit.

     (b) Each Time the Base Rent is increased, Tenant shall deposit additional funds with Landlord sufficient to increase the Security Deposit to an amount which bears the same relationship to the adjusted Base Rent as the initial Security Deposit bore to the initial Base Rent.

     Section 3.04. TERMINATION: ADVANCE PAYMENTS. Upon termination of this Lease under Article Seven (Damage or Destruction), Article Eight (Condemnation) or any other termination not resulting from Tenant's default, and after Tenant has vacated the Property in the manner required by this Lease, Landlord shall refund or credit to Tenant (or Tenant's successor) the unused portion of the Security Deposit, any advance rent or other advance payments made by Tenant to Landlord, and any amounts paid for real property taxes and other reserves which apply to any time periods after termination of the Lease.

ARTICLE FOUR: OTHER CHARGES PAYABLE BY TENANT

     Section 4.01. ADDITIONAL RENT. All charges payable by Tenant other than Base Rent are called Additional Rent. Unless this Lease provides otherwise. Tenant shall pay all Additional Rent then due with the next monthly installment of Base Rent. The term rent shall mean Base Rent and Additional Rent.

1988 Southern California Chapter       2      Initials /s/ [Initials Illegible]
of the Society of Industrial
and Office Realtors, Inc.                              /s/ [Initials Illegible]

                           (Single-Tenant Gross Form)

     Section 4.02.  Property Taxes.

     (a) REAL PROPERTY TAXES. Landlord shall pay the "Base Real Property Taxes" on the Property during the Lease Term. Base Real Property Taxes are real property taxes applicable to the Property as shown on the tax bill for the most recent tax fiscal year ending prior to the Commencement Date. Tenant shall pay Landlord the amount, if any, by which the real property taxes during the Lease Term exceed the Base Real Property Taxes. Subject to Paragraph 4.02(c), Tenant shall make such payments within fifteen (15) days after receipt of Landlord's statement showing the amount and computation of such increase. Landlord shall reimburse Tenant for any real property taxes paid by Tenant covering any period of time prior to or after the Lease Term.

     (b) DEFINITION OF "REAL PROPERTY TAX." "Real property tax" means: (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Property; (ii) any tax on the Landlord's right to receive, or the receipt of, rent or income from the Property or against Landlord's business of leasing the Property; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any governmental agency; (iv) any tax imposed upon this transaction or based upon a re-assessment of the Property due to a change of ownership, as defined by applicable law, or other transfer of all or part of Landlord's interest in the Property; and (v) any charge or fee replacing any tax previously included within the definition of real property tax. "Real property tax" does not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes.

     (c) JOINT ASSESSMENT. If the Property is not separately assessed, Landlord shall reasonably determine Tenant's share of the real property tax payable by Tenant under Paragraph 4.02(a) from the assessor's worksheets or other reasonably available information. Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

     (d)  PERSONAL PROPERTY TAXES.

          (i) Tenant shall pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall try to have personal property taxed separately from the Property.

          (ii) If any of Tenant's personal property is taxed with the Property, Tenant shall pay Landlord the taxes for the personal property within fifteen (15) days after Tenant receives a written statement from Landlord for such personal property taxes.

     Section 4.03. UTILITIES. Tenant shall pay, directly to the appropriate supplier the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Property. However, if any services or utilities are jointly metered with other property, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services and Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

     Section 4.04.  INSURANCE POLICIES.

     (a) LIABILITY INSURANCE. During the Lease Term, Tenant shall maintain a policy of commercial general liability insurance (sometimes known as broad form comprehensive general liability insurance) insuring Tenant against liability for bodily injury, property damage (including loss of use of property) and personal injury arising out of the operation, use or occupancy of the property. Tenant shall name Landlord as an additional insured under such policy. The initial amount of such insurance shall be One Million Dollars ($1,000,000) per occurrence and shall be subject to periodic increase based upon inflation, increased liability awards, recommendation of Landlord's professional insurance advisers and other relevant factors. The liability insurance obtained by Tenant under this Paragraph 4.04(a) shall (i) be primary and non-contributing; (ii) contain cross-liability endorsements; and (iii) insure Landlord against Tenant's performance under Section 5.05, if the matters giving rise to the indemnity under Section 5.05 arise from the negligence of Tenant. The amount and coverage of such insurance shall not limit Tenant's liability nor relieve Tenant of any other obligation under this Lease. Landlord may also obtain comprehensive public liability insurance in an amount and with coverage not less than $2 Million Combined Single Limit determined by Landlord insuring Landlord against liability arising out of ownership, operation, use or occupancy of the Property. The policy obtained by Landlord shall not be contributory and shall not provide primary insurance.

     (b) PROPERTY INCOME INSURANCE. During the Lease Term, Landlord shall maintain policies of insurance covering loss of or damage to the Property in the full amount of its replacement value. Such policy shall contain an Inflation Guard Endorsement and shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk), sprinkler leakage and any other perils which Landlord deems reasonably necessary. Landlord shall have the right to obtain flood and earthquake insurance if required by any lender holding a security interest in the Property. Landlord shall not obtain insurance for Tenant's fixtures or equipment or building improvements installed by Tenant on the Property.

     (c)  PAYMENT OF PREMIUMS.

          (i) Landlord shall pay the "Base Premiums" for the insurance policies maintained by Landlord under Paragraph 4.04(b). If the Property has been previously fully occupied, the "Base Premiums" are the insurance premiums paid during or applicable to the last twelve (12) months of such prior occupancy. If the Property has not been previously fully occupied or has been occupied for less than twelve (12) months, the Base Premiums are the lowest annual premiums reasonably obtainable for the required insurance for the Property as of the Commencement Date, with a carrier rated B+ or better.

          (ii) Tenant shall pay Landlord the amount, if any, by which the insurance premiums for all policies maintained by Landlord under Paragraph 4.04(b) have increased over the Base Premiums, whether such increases result from the nature of Tenant's occupancy, any act or omission of Tenant, the requirement of any lender referred to in Article Eleven (Protection of Lenders), the increased value of the Property or general rate increases. However, if Landlord substantially increases the amount of insurance carried or the percentage of insured value after the period during which the Base Premiums were calculated, Tenant shall only pay Landlord the amount of increased premiums which would have been charged by the

1988 Southern California Chapter       3     Initials /s/ [Initials Illegible]
of the Society of Industrial
and Office Realtors, Inc.                             /s/ [Initials Illegible]

                           (Single-Tenant Gross Form)
      insurance carrier if the amount of insurance or percentage or insured value had not been substantially increased by Landlord. This adjustment in the amount due from Tenant shall be made only once during the Lease Term. Thereafter, Tenant shall be obligated to pay the full amount of any additional increases in the insurance value. Tenant shall pay Landlord the increases over the Base Premiums within fifteen (15) days after receipt by Tenant of a copy of the premium statement or other evidence of the amount due. If the insurance policies maintained by Landlord cover improvements or real property other than the Property, Landlord shall also deliver to Tenant a statement of the amount of the premiums applicable to the Property showing, in reasonable detail, how such amount was computed. If the Lease Term expires before the expiration of the insurance period. Tenant's liability shall be pro rated on an annual basis.

GENERAL INSURANCE PROVISIONS

         (i) Any insurance which Tenant is required to maintain under this Lease shall include a provision which requires the insurance carrier to give Landlord not less than fifteen (15) days' written notice prior to any cancellation or modification of such coverage.

         (ii) If Tenant fails to deliver any policy, certificate or renewal to Landlord required under this Lease within the prescribed time period or if any such policy is cancelled or modified during the Lease Term without Landlord's consent, Landlord may obtain such insurance, in which case Tenant shall reimburse Landlord for the cost of such insurance within fifteen (15) days after receipt of a statement that indicates the cost of such insurance.

         (iii) Tenant shall maintain all insurance required under this Lease with companies holding a "General Policy Rating" of A-12 or better, as set forth in the most current issue of "Best Key Rating Guide". Landlord and Tenant acknowledge the insurance markets are rapidly changing and that insurance in the form and amounts described in this Section 4.04 may not be available in the future. Tenant acknowledges that the insurance described in this Section 4.04 is for the primary benefit of Landlord and Tenant.

         (iv) Unless prohibited under any applicable insurance policies maintained, Landlord and Tenant each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents or representatives of the other, for loss of or damage to its property or the property of others under its control, if such loss or damage is covered by any insurance policy in force (whether or not described in this Lease) at the time of such loss or damage. Upon obtaining the required policies of insurance, Landlord and Tenant shall give notice to the insurance carriers of this mutual waiver of subrogation.

     Section 4.05. LATE CHARGES. Tenant's failure to pay rent promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Property. Therefore, if Landlord does not receive any rent payment within ten
(10) days after it becomes due, Tenant shall pay Landlord a late charge equal to five percent (5%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

     Section 4.06. INTEREST ON PAST DUE OBLIGATIONS. Any amount owed by Tenant to Landlord which is not paid when due shall bear interest at the rate of ten percent (10%) per annum from the due date of such amount. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

     Section 4.07. IMPOUND FOR INSURANCE PREMIUMS AND REAL PROPERTY TAXES. If requested by any ground lessor or lender to whom Landlord has granted a security interest in the Property, or if Tenant is more than ten (10) days late in the payment of rent more than once in any consecutive twelve (12)-month period, Tenant shall pay Landlord a sum equal to one-twelfth (1/12) of the annual real property taxes and insurance premiums payable by Tenant under this Lease, together with each payment of Base Rent. Landlord shall hold such payments in a non-interest bearing impound account. If unknown, Landlord shall reasonably estimate the amount of real property taxes and insurance premiums when due. Tenant shall pay any deficiency of funds in the impound account to Landlord upon written request. If Tenant defaults under this Lease, Landlord may apply any funds in the impound account to any obligation then due under this Lease.

ARTICLE FIVE: USE OF PROPERTY

     Section 5.01. PERMITTED USES. Tenant may use the Property only for the Permitted Uses set forth in Section 1.06 above.

     Section 5.02. MANNER OF USE. Tenant shall not cause or permit the Property to be used in any way which constitutes a violation of any law, ordinance or governmental regulation or order, which materially interferes with the rights of other tenants of Landlord, or which constitutes a nuisance or waste. Tenant shall obtain and pay for all permits, including a Certificate of Occupancy, required for Tenant's occupancy of the Property and shall promptly take all actions necessary to comply with all applicable statutes, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Property, including the Occupational Safety and Health Act.

     Section 5.03. HAZARDOUS MATERIALS. As used in this Lease, the term "Hazardous Material" means any flammable items, explosives, radioactive materials, hazardous or toxic substances, material or waste or related materials, defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" now or subsequently regulated under any applicable federal, state or local laws or regulations, including [copy illegible] DDT, printing inks, acids, pesticides, ammonia compounds and other chemical products, asbestos, [copy illegible] materials which are subsequently found to have adverse effects on the environment or the health and safety of persons. Tenant shall not cause or permit any Hazardous Material to be generated, produced, brought upon, used, stored, treated or disposed of in or about the Property by Tenant, its agents, employees, contractors, sublessees or invitees without the prior written consent


1988 Southern California Chapter      4      Initials /s/ [Initials Illegible]
of the Society of Industrial
and Office Realtors, Inc.                             /s/ [Initials Illegible]

                           (Single-Tenant Gross Form)
of Landlord. Landlord shall be entitled to take into account such other factors or facts as Landlord may reasonably determine to be relevant in determining whether to grant or withhold consent to Tenant's proposed activity with respect to Hazardous Material. In no event, however, shall Landlord be required to consent to the installation or use of any storage tanks on the Property.

     Section 5.04. SIGNS AND AUCTIONS. Tenant shall not place any new signs on the Property without Landlord's prior written consent. Tenant shall not conduct or permit any auctions or sheriff's sales at the Property.

     Section 5.05. INDEMNITY. Tenant shall indemnify Landlord against and hold Landlord harmless from any and all costs, claims or liability arising from: (a) Tenant's use of the Property; (b) the acts or omissions of Tenant's Tenant done in or about the Property, including any contamination of the Property or any other property resulting from the presence or use of Hazardous Material caused by Tenant; (c) any breach or default in the performance of Tenant's obligations under this Lease; (d) any misrepresentation or breach of warranty by Tenant under this Lease; or (e) other acts or omissions of Tenant. Tenant shall defend Landlord against any such cost, claim or liability at Tenant's expense with counsel reasonably acceptable to Landlord or, if tenant fails to do so, at Landlord's election. Tenant shall reimburse Landlord for any legal fees or costs incurred by Landlord in connection with any such claim. Tenant hereby waives all claims in respect thereof against Landlord, except for any claim arising out of Landlord's gross negligence or willful misconduct. As used in this Section, the term "Tenant" and landlord shall include their respective employees, agents, contractors and invitees, if applicable.

     Section 5.06. LANDLORD'S ACCESS. Landlord or its agents may enter the Property at all reasonable times to show the Property to potential buyers, investors or tenants or other parties; to do any other act or to inspect and conduct tests in order to monitor Tenant's compliance with all applicable environmental laws and all laws governing the presence and use of Hazardous Material; or for any other purpose Landlord deems reasonably necessary. Landlord shall give Tenant reasonable prior notice of such entry, except in the case of an emergency. Landlord may place customary "For Sale" or "For Lease" signs on the Property.

     Section 5.07. QUIET POSSESSION. If Tenant pays the rent and complies with all other terms of this Lease, Tenant may occupy and enjoy the Property for the full Lease Term, subject to the provisions of this Lease, and Landlord thereby grants Tenant quiet possession of the property.

ARTICLE SIX: CONDITION OF PROPERTY; MAINTENANCE, REPAIRS AND ALTERATIONS

     Section 6.01. EXISTING CONDITIONS SUBJECT TO LANDLORD'S REPRESENTATIONS AND WARRANTIES SET FORTH HEREIN. Tenant accepts the Property in its condition as of the execution of the Lease, subject to all recorded matters, laws, ordinances, and governmental regulations and orders. Except as provided herein, Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation as to the condition of the Property or the suitability of the Property for Tenant's intended use. Tenant represents and warrants that Tenant has made its own inspection of and inquiry regarding the condition of the Property and subject to Landlord's representations and warranties set forth herein. Is not relying on any representations of Landlord or any Broker with respect thereto. If Landlord or Landlord's Broker has provided a Property Information Sheet or other Disclosure Statement regarding the Property, a copy is attached as an exhibit to the Lease. (See Addendum Section 19)

     Section 6.02. EXEMPTION OF LANDLORD FROM LIABILITY EXCEPT FOR LANDLORD'S NEGLIGENCE OR BREACH OF WARRANTIES OR REPRESENTATIONS. Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Property, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions arising in or about the Property or from other sources or places; or (d) any act or omission of any other tenant of Landlord. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this Section 6.02 shall not, however, exempt Landlord from liability for Landlord's negligence or willful misconduct or as otherwise covered by its insurance.

     Section 6.03. LANDLORD'S OBLIGATIONS. Subject to the provisions of Article Seven (Damage or Destruction) and Article Eight (Condemnation), and except for damage caused by any act or omission of Tenant, or Tenant's employees, agents, contractors or invitees, Landlord shall keep the foundation, roof and structural portions of exterior walls of the improvements on the Property in good order, condition and repair. However, Landlord shall not be obligated to maintain or repair windows, doors, plate glass or the surfaces of walls. Landlord shall not be obligated to make any repairs under this Section 6.03 until a reasonable time after receipt of a written notice from Tenant of the need for such repairs. Tenant waives the benefit of any present or future law which might give Tenant the right to repair the Property at Landlord's expense or to terminate the Lease because of the condition of the Property. (See addendum Section 20)

     Section 6.04. TENANT'S OBLIGATIONS.

     (a) Except as provided in Article Seven (Damage or Destruction) and Article Eight (Condemnation), Tenant shall keep all portions of the Property (including nonstructural, interior, and landscaped areas if any, systems and equipment) in good order, condition and repair (including interior repainting and refinishing, as needed). If any portion of the Property or any system or equipment in the Property which Tenant is obligated to repair cannot be fully repaired or restored, Tenant shall promptly replace such portion of the Property or system or equipment in the Property, regardless of whether the benefit of such replacement extends beyond the Lease Term; but if the benefit or useful life of such replacement extends beyond the Lease Term (as such term may be extended by exercise of any options), the useful life of such replacement shall be prorated over the remaining portion of the Lease Term (as extended), and Tenant shall be liable only for that portion of the cost which is applicable to the Lease Term (as extended). Tenant shall maintain a preventive maintenance contract providing for the regular inspection and maintenance of the heating and air conditioning system by a licensed heating and air conditioning contractor. Landlord shall have the right, upon written notice to Tenant, to undertake the responsibility for preventive maintenance of the heating and air conditioning system at Tenant's expense. In addition, Tenant shall, at Tenant's expense, repair any damage to the roof, foundation or structural portions of walls caused by Tenant's acts or omission beyond normal. It is the intention of Landlord and [copy illegible] times during the Lease Term. Tenant shall maintain the Property in attractive, first-class and fully operative condition.

     (b)  Each party shall fullfil all of its obligations under this Section
6.04 at its sole expense. If either party fails to maintain, repair or replace the Property as required by this Section 6.04, the other party may, upon ten (10) days prior notice (except


1988 Southern California Chapter       5     Initials /s/ [Initials Illegible]
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and Office Realtors, Inc.                             /s/ [Initials Illegible]

                           (Single-Tenant Gross Form)
that not notice shall be required in the case of an emergency), enter the Property and perform such maintenance or repair (including replacement, as needed) on behalf of the other party. In such case, the defaulting party shall reimburse the non-defaulting party for all costs incurred in performing such maintenance or repair immediately upon demand.

     Section 6.05. ALTERATIONS, ADDITIONS, AND IMPROVEMENTS. (See Addendum
Section 21)

     (a) Tenant shall not make any alterations, additions, or improvements to the Property without Landlord's prior written consent, except for non-structural alterations which do not exceeded Ten Thousand Dollars ($10,000) in cost cumulatively over the Lease Term and which are not visible from the outside of any building of which the Property is part. Landlord may require Tenant to provide demolition and/or lien and completion bonds in form and amount satisfactory to Landlord if Tenant's financial status deteriorates below its status as of the Commencement Date. Tenant shall promptly remove any alterations, additions, or improvements constructed in violation of this Paragraph 6.05(a) upon Landlord's written request. All alterations, additions, and improvements shall be done in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by Landlord. Upon completion of any such work, Tenant shall provide Landlord with "as built" plans, copies of all construction contracts, and proof of payment for all labor and materials.

     (b) Tenant shall pay when due all claims for labor and material furnished to the Property. Tenant shall give Landlord at least twenty (20) days' prior written notice of the commencement of any work on the Property, regardless of whether Landlord's consent to such work is required. Landlord may elect to record and post notices of non-responsibility on the Property.

     Section 6.06. CONDITION UPON TERMINATION. Upon the termination of the Lease, Tenant shall surrender the Property to Landlord, broom clean and in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of this Lease. However, Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article Seven (Damage or Destruction). All alterations, additions and improvements which Landlord has not required Tenant to remove which Tenant has not elected to remove shall become Landlord's property and shall be surrendered to Landlord upon the expiration or earlier termination of the Lease, except that Tenant may remove any of Tenant's machinery or equipment which can be removed without material damage to the Property. Tenant shall repair, at Tenant's expense, any damage to the Property caused by the removal of any such machinery or equipment. In no event, however, shall Tenant remove any of the following materials or equipment (which shall be deemed Landlord's property) without Landlord's prior written consent: any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; fencing or security gates; or other similar building operating equipment and decorations.

ARTICLE SEVEN: DAMAGE OR DESTRUCTION

     Section 7.01. PARTIAL DAMAGE TO PROPERTY.

     (a) Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Property. If the Property is only partially damaged (i.e., less than fifty percent (50%) of the Property is untenantable as a result of such damage or less than fifty percent (50%) of Tenant's operations are materially impaired) and if the proceeds received by Landlord from the insurance policies described in Paragraph 4.04(b) are sufficient to pay for the necessary repairs or if Tenant is willing to make up the difference, this Lease shall remain in effect and Landlord shall repair the damage as soon as reasonably possible. Landlord may elect (but is not required) to repair any damage to Tenant's fixtures, equipment, or improvements.

     (b) If the insurance proceeds received by Landlord are not sufficient to pay the entire cost of repair, or if the cause of the damage is not covered by the insurance policies which Landlord maintains under Paragraph 4.04(b), or if Tenant is willing to make up the difference, Landlord may elect either to (i) repair the damage as soon as reasonably possible, in which case this Lease shall remain in full force and effect, or (ii) terminate this Lease as of the date the damage occurred. Landlord shall notify Tenant within thirty (30) days after receipt of notice of the occurrence of the damage whether Landlord elects to repair the damage or terminate the Lease. If Landlord elects to repair the damage, Tenant shall pay Landlord the "deductible amount" (if any) under Landlord's Insurance policies and, if the damage was due to an act or omission of Tenant, or Tenant's employees, agents, contractors or invitees, the difference between the actual cost of repair and any insurance proceeds received by Landlord. If Landlord elects to terminate the Lease, Tenant may elect to continue this Lease in full force and effect, in which case Tenant shall repair any damage to the Property and any building in which the Property is located. Tenant shall pay the cost of such repairs, except that upon satisfactory completion of such repairs, Landlord shall deliver to Tenant any insurance proceeds received by Landlord for the damage repaired by Tenant. Tenant shall give Landlord written notice of such election within ten (10) days after receiving Landlord's termination notice.

     (c) If the damage to the Property occurs during the last six (6) months of the Lease Term and such damage will require more than thirty (30) days to repair, either Landlord or Tenant may elect to terminate this Lease as of the date the damage occurred, regardless of the sufficiency of any insurance proceeds. The party electing to terminate this Lease shall give written notification to the other party of such election within thirty (30) days after Tenant's notice to Landlord of the occurrence of the damage.

     Section 7.02. SUBSTANTIAL OR TOTAL DESTRUCTION. If the Property is substantially or totally destroyed by any cause whatsoever (i.e., the damage to the Property is greater than partial damage as described in Section 7.01),and regardless of whether Landlord receives any insurance proceeds, this Lease shall terminate as of the date the destruction occurred. Notwithstanding the preceding sentence, if the Property can be rebuilt within six (6) months after the date of destruction, Landlord may elect to rebuild the Property at Landlord's own expense, in which case this Lease shall remain in full force and effect. Landlord shall notify Tenant of such election within thirty (30) days after Tenant's notice of the occurrence of total or substantial destruction. If Landlord so elects, Landlord shall rebuild the Property at Landlord's sole expense, except that if the destruction was caused by an act or omission of Tenant, Tenant shall pay Landlord the difference between the actual cost of rebuilding and any insurance proceeds received by Landlord.

     Section 7.03 TEMPORARY [COPY ILLEGIBLE] restores the Property pursuant to the provisions of this Article Seven, any rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree,if any, to which Tenant's use of the Property is impaired. Except


1988 Southern California Chapter        6      Initials /s/ [Initials Illegible]
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and Office Realtors, Inc.                               /s/ [Initials Illegible]

                           (Single-Tenant Gross Form)
for such possible reduction in Base Rent, and insurance premiums and real property taxes. Tenant shall not be entitled to any compensation, reduction, or reimbursement from Landlord as a result of any damage, destruction, repair, or restoration of or to the Property.

        Section 7.04 WAIVER. Tenant waives the protection of any statute, code or judicial decision which grants a tenant the right to terminate a lease in the event of the substantial or total destruction of the leased property. Tenant agrees that the provisions of Section 7.02 above shall govern the rights and obligations of Landlord and Tenant in the event of any substantial or total destruction to the Property.

ARTICLE EIGHT:  CONDEMNATION

        If all or any portion of the Property is taken under the power of eminent domain or sold under the threat of that power (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. If more than twenty percent (20%) of the floor area of the building in which the Property is located, or which is located on the Property, is taken, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes title or possession, by delivering written notice to the other within ten (10) days after receipt of written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority takes title or possession). If neither Landlord nor Tenant terminates this Lease, this Lease shall remain in effect as to the portion of the Property not taken, except that the Base Rent and Additional Rent shall be reduced in proportion to the reduction in the floor area of the Property. Any Condemnation award or payment shall be distributed in the following order: (a) first, to any ground lessor, mortgagee or beneficiary under a deed of trust encumbering the Property, the amount of its interest in the Property; (b) second, to Tenant, only the amount of any award specifically designated for loss of or damage to Tenant's trade fixtures or removable personal property; and (c) third, to Landlord, the remainder of such award, whether as compensation for reduction in the value of the leasehold, the taking of the fee, or otherwise. If this Lease is not terminated, Landlord shall repair any damage to the Property caused by the Condemnation, except that Landlord shall not be obligated to repair any damage for which Tenant has been reimbursed by the condemning authority. If the severance damages received by Landlord are not sufficient to pay for such repair, Landlord shall have the right to either terminate this Lease or make such repair at Landlord's expense.

ARTICLE NINE:  ASSIGNMENT AND SUBLETTING

        Section 9.01. LANDLORD'S CONSENT REQUIRED. No portion of the Property or of Tenant's interest in this Lease may be acquired by any other person or entity, whether by sale, assignment, mortgage, sublease, transfer, operation of law, or act of Tenant, without Landlord's prior written consent, except as provided in Section 9.02 below. Landlord has the right to grant or withhold its consent as provided in Section 9.05 below. Any attempted transfer without consent shall be void and shall constitute a breach of this Lease. If Tenant is a partnership, any cumulative transfer of more than twenty percent (20%) of the partnership interests shall require Landlord's consent. If Tenant is a corporation, any change in the ownership of a controlling interest of the voting stock of the corporation shall require Landlord's consent.

        Section 9.02. TENANT AFFILIATE. Tenant may assign this Lease or sublease the Property, without Landlord's consent, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger of or consolidation with Tenant ("Tenant's Affiliate"). In such case, any Tenant's Affiliate shall assume in writing all of Tenant's obligations under this Lease.

        Section 9.03. NO RELEASE OF TENANT. No transfer permitted by this Article Nine, whether with or without Landlord's consent, shall release Tenant or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Article Nine. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant's liability under this Lease.

        Section 9.05.  LANDLORD'S CONSENT.

        (a)  Tenant's request for consent to any transfer described in Section
9.01 shall set forth in writing the details of the proposed transfer, including the name, business and financial condition of the prospective transferee, financial details of the proposed transfer (e.g., the term of and the rent and security deposit payable under any proposed assignment or sublease), and any other information Landlord deems relevant. Landlord shall have the right to withhold consent, if reasonable, or to grant consent, based on the following factors: (i) the business of the proposed assignee or subtenant and the proposed use of the Property; (ii) the net worth and financial reputation of the proposed assignee or subtenant; (iii) Tenant's compliance with all of its obligations under the Lease; and (iv) such other factors as Landlord may reasonably deem relevant. If Landlord objects to a proposed assignment solely because of the net worth and/or financial reputation of the proposed assignee, Tenant may nonetheless sublease (but not assign), all or a portion of the Property to the proposed transferee, but only on the other terms of the proposed transfer.

        (b)  If Tenant assigns or subleases, the following shall apply:

                (i) Tenant shall pay to Landlord as Additional Rent under the Lease the Landlord's Share (stated in Section 1.14) of the Profit (defined below) on such transaction as and when received by Tenant, unless Landlord gives written notice to [COPY ILLEGIBLE] Landlord's share shall be paid by the assignee or subtenant to Landlord directly. The "Profit" means (A) all amounts paid to Tenant for such assignment or sublease, including "key" money, monthly rent in excess of the monthly rent payable under the Lease, and all fees and other consideration paid for the assignment or sublease, including fees under any collateral agreements, less (B) costs and expenses directly incurred by Tenant in connection with the execution and performance of such assignment or sublease for real estate broker's commissions and


1988 Southern California Chapter       7     Initials /s/ [Initials Illegible]
of the Society of Industrial
and Office Realtors, Inc.                             /s/ [Initials Illegible]

                           (Single-Tenant Gross Form)
     costs of renovation or construction or tenant improvements required under such assignment or sublease. Tenant is entitled to recover such costs and expenses before Tenant is obligated to pay the Landlord's Share to Landlord. The Profit in the case of a sublease of less than all the Property is the rent allocable to the subleased space as a percentage on a square footage basis.

          (ii) Tenant shall provide Landlord a written statement certifying all amounts to be paid from any assignment or sublease of the Property within thirty (30) days after the transaction documentation is signed, and Landlord may inspect Tenant's books and records to verify the accuracy of such statement. On written request, Tenant shall promptly furnish to Landlord copies of all the transaction documentation, all of which shall be certified by Tenant to be complete, true and correct. Landlord's receipt of Landlord's Share shall not be a consent to any further assignment or subletting. The breach of Tenant's obligation under this Paragraph
     9.05(b) shall be a material default of the Lease.

     Section 9.06. NO MERGER. No merger shall result from Tenant's sublease of the Property under this Article Nine, Tenant's surrender of this Lease or the termination of this Lease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord under any or all subtenancies.

ARTICLE TEN: DEFAULTS; REMEDIES

     Section 10.01. COVENANTS AND CONDITIONS. Tenant's performance of each of Tenant's obligations under this Lease is a condition as well as covenant. Tenant's right to continue in possession of the Property is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.

     Section 10.02. DEFAULTS. Tenant shall be in material default under this
Lease:

     (a) If Tenant abandons the Property or if Tenant's vacation of the Property results in the cancellation of any insurance described in Section 4.04; for a period of five (5) days after written notice from Landlord;

     (b) If Tenant fails to pay rent or any other charge when due; for a period of five (5) days after written notice from Landlord.

     (c) If Tenant fails to perform any of Tenant's non-monetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30)-day period and thereafter diligently pursues its completion. However, Landlord shall not be required to give such notice if Tenant's failure to perform constitutes a non-curable breach of this Lease. The notice required by this Paragraph is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement.

     (d) (i)   If Tenant makes a general assignment or general arrangement for the benefit of creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within thirty (30) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease and possession is not restored to Tenant within sixty (60) days; or (iv) if substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease is subjected to attachment, execution of other judicial seizure which is not discharged within sixty (60) days. If a court of competent jurisdiction determines that any of the acts described in this subparagraph (d) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the excess, if any, of the rent (or any other consideration) paid in connection with such assignment or sublease over the rent payable by Tenant under this Lease.

     (e) If any guarantor of the Lease revokes or otherwise terminates, or purports to revoke or otherwise terminate, any guaranty of all or any portion of Tenant's obligations under the Lease. Unless otherwise expressly provided, no guaranty of the Lease is revocable.

     Section 10.03. REMEDIES. On the occurrence of any material default by Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

     (a) Terminate Tenant's right to possession of the Property by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Property to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including (i) the worth at the time of the award of the unpaid Base Rent, Additional Rent and other charges which Landlord had earned at the time if the termination; (ii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Landlord would have earned after termination until the time of the award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Tenant would have paid for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses Landlord incurs in maintaining or preserving the Property after such default, the cost of recovering possession of the Property, expenses of reletting, including necessary renovation or alteration of the Property, Landlord's reasonable attorneys' fees incurred in connection therewith, and any real estate commission paid or payable. As used in subparts (i) and (ii) above, the "worth at the time of the award" is computed by allowing interest on unpaid amounts at the rate of ten percent (10%) per annum, or such lesser amount as may then be the maximum lawful rate. As used in subpart (iii) above, the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%). If Tenant has abandoned the Property, Landlord shall have the option of (i) retaking possession of the Property and recovering from Tenant the amount specified in this Paragraph 10.03(a), or (ii) proceeding under Paragraph 10.03(b);

     (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant has abandoned the Property, in such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due;

     (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Property is located.


1988 Southern California Chapter       8       Initials /s/ [Initials Illegible]
of the Society of Industrial
and Office Realtors, Inc.                               /s/ [Initials Illegible]

                           (Single-Tenant Gross Form)

     Section 10.04. REPAYMENT OF "FREE" RENT. If this Lease provides for a postponement of any monthly rental payments, a period of "free" rent or other rent concession, such postponed rent or "free" rent is called the "Abated Rent". Tenant shall be credited with having paid all of the Abated Rent on the expiration of the Lease Term only if Tenant has fully, faithfully, and punctually performed all of Tenant's obligations hereunder, including the payment of all rent (other than the Abated Rent) and all other monetary obligations and the surrender of the Property in the physical condition required by this Lease. Tenant acknowledges that its right to receive credit for the Abated Rent is absolutely conditioned upon Tenant's full, faithful and punctual performance of its obligations under this Lease. If Tenant defaults and does not cure within any applicable grace period, the Abated Rent shall immediately become due and payable in full and this Lease shall be enforced as if there were no such rent abatement or other rent concession. In such case Abated Rent shall be calculated based on the full initial rent payable under this Lease.

     Section 10.05. AUTOMATIC TERMINATION. Notwithstanding any other term or provision hereof to the contrary, the Lease shall terminate on the occurrence of any act which affirms the Landlord's intention to terminate the Lease as provided in Section 10.03 hereof, including the filing of an unlawful detainer action against Tenant. On such termination, Landlord's damages for default shall include all costs and fees, including reasonable attorneys' fees that Landlord incurs in connection with the filing, commencement, pursuing and/or defending of any action in any bankruptcy court or other court with respect to the Lease; the obtaining of relief from any stay in bankruptcy restraining any action to evict Tenant; or the pursuing of any action with respect to Landlord's right to possession of the Property. All such damages suffered (apart from Base Rent and other rent payable hereunder) shall constitute pecuniary damages which must be reimbursed to Landlord prior to assumption of the Lease by Tenant or any successor to Tenant in any bankruptcy or other proceeding.

     Section 10.06 CUMULATIVE REMEDIES. Landlord's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

ARTICLE ELEVEN: PROTECTION OF LENDERS (See Addendum Section 22.)

     Section 11.01. SUBORDINATION. Landlord shall have the right to subordinate this Lease to any ground lease, deed of trust or mortgage encumbering the Property, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. Tenant shall cooperate with Landlord and any lender which is acquiring a security interest in the Property or the Lease. Tenant shall execute such further documents and assurances as such lender may require, provided that Tenant's obligations under this Lease shall not be increased in any material way (the performance of ministerial acts shall not be deemed material), and Tenant shall not be deprived of its rights under this Lease. Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof.

     Section 11.02. ATTORNMENT. If Landlord's interest in the Property is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee,or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Property upon the transfer of Landlord's interest.

     Section 11.03. SIGNING OF DOCUMENTS. Tenant shall sign and deliver any instrument or documents reasonably necessary or appropriate to evidence any such attornment or subordination or agreement to do so. If Tenant fails to do so within ten (10) days after written request, Landlord may execute and deliver any such instrument or document.

     Section 11.04. ESTOPPEL CERTIFICATES.

     (a) Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying to the extent accurate: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been cancelled or terminated; (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment;
(iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why); and (v) such other representations or information with respect to Tenant or the Lease as Landlord may reasonably request or which any prospective purchaser or encumbrancer of the Property may require. Tenant shall deliver such statement to Landlord within ten (10) days after Landlord's request. Landlord may give any such statement by Tenant to any prospective purchaser or encumbrancer of the Property. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct. (See Addendum Section 22)

     (b) If Tenant does not deliver such statement to Landlord within such ten
(10)-day period, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts to the extent not otherwise known to Landlord: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been cancelled or terminated except as otherwise represented by Landlord; (iii) that not more than one month's Base Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be stopped from denying the truth of such facts.

     Section 11.05. TENANT'S FINANCIAL CONDITION. Within ten (10) days after written request from Landlord, Tenant shall deliver to Landlord such financial statements as Landlord reasonably requires to verify the net worth of Tenant or any assignee, subtenant, or guarantor of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial statements required by such lender to facilitate the financing or refinancing of the Property. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth in this Lease.

ARTICLE TWELVE. LEGAL COSTS

     Section 12.01. LEGAL PROCEEDINGS. If Tenant or Landlord shall be in breach or default under this Lease, such party (the "Defaulting Party") shall reimburse the other party (the "Nondefaulting Party") upon demand for any reasonable costs or expenses that the Nondefaulting Party incurs in connection with any breach or default of the Defaulting Party under this lease, whether or not suit is commenced or judgment entered. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore if any action for breach of or to enforce the provisions of this lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs. The losing party in such action shall pay such attorneys' fees and costs.


1988 Southern California Chapter       9      Initials /s/ [Initials Illegible]
of the Society of Industrial
and Office Realtors, Inc.                              /s/ [Initials Illegible]

                          (Single-Tenant Gross Form)

     Section 12.02. LANDLORD'S CONSENT. Tenant shall pay Landlord's reasonable actual attorneys' fees incurred in connection with Tenant's request for Landlord's consent under Article Nine (Assignment and Subletting), or in connection with any other act which Tenant proposes to do and which requires Landlord's consent.

ARTICLE THIRTEEN: MISCELLANEOUS PROVISIONS

     Section 13.01. NON-DISCRIMINATION. Tenant promises, and it is a condition to the continuance of this Lease, that there will be no discrimination against, or segregation of, any person or group of persons on the basis of race, color, sex, creed, national origin or ancestry in the leasing, subleasing, transferring, occupancy, tenure or use of the Property or any portion thereof.

     Section 13.02.  LANDLORD'S LIABILITY; CERTAIN DUTIES.

     (a) As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Property or the leasehold estate under a ground lease of the Property at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each Landlord shall deliver to its transferee all funds that Tenant previously paid if such funds have not yet been applied under the terms of this Lease.

     (b) Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord and to any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the Property whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Lease unless Landlord (or such ground lessor, mortgagee or beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such non-performance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty (30)-day period and thereafter diligently pursued to completion.

     (c) Notwithstanding any term or provision herein to the contrary, the liability of Landlord for the performance of its duties and obligations under this Lease is limited to Landlord's interest in the Property, and neither the Landlord nor its partners, shareholders, officers or other principals shall have any personal liability under this Lease.

     Section 13.03. SEVERABILITY. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

     Section 13.04. INTERPRETATION. The captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Property with Tenant's expressed or implied permission.

     Section 13.05. INCORPORATION OF PRIOR AGREEMENTS; MODIFICATIONS. This Lease is the only agreement between the parties pertaining to the lease of the Property and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

     Section 13.06. NOTICES. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered to the address specified in Section 1.03 above, except that upon Tenant's taking possession of the Property, the Property shall be Tenant's address for notice purposes. Notices to Landlord shall be delivered to the address specified in Section 1.02 above. All notices shall be effective upon delivery. Either party may change its notice address upon written notice to the other party.

     Section 13.07. WAIVERS. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

     Section 13.08. NO RECORDATION. Tenant shall not record this Lease without prior written consent from Landlord. However, either Landlord or Tenant may require that a "Short Form" memorandum of this Lease executed by both parties be recorded. The party requiring such recording shall pay all transfer taxes and recording fees.

     Section 13.09. BINDING EFFECT: CHOICE OF LAW. This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant's successor unless the rights or interests of Tenant's successor are acquired in accordance with the terms of this Lease. The laws or the state in which the [COPY HERE IS MISSING].

     Section 13.10. CORPORATE AUTHORITY; PARTNERSHIP AUTHORITY. If Tenant is a corporation, each person signing this Lease on behalf of Tenant represents and warrants that he has full authority to do so and that this Lease binds the corporation. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a certified copy of a resolution of Tenant's Board of


1988 Southern California Chapter      10       Initials /s/ [Initials Illegible]
of the Society of Industrial
and Office Realtors, Inc.                               /s/ [Initials Illegible]

                           (Single-Tenant Gross Form)

Directors authorizing the execution of the Lease or other evidence of such authority reasonably acceptable to Landlord. If Tenant is a partnership, each person or entity signing this Lease for Tenant represents and warrants that he or it is a general partner of the partnership, that he or it has full authority to sign for the partnership and that this Lease binds the partnership and all general partners of the partnership. Tenant shall give written notice to Landlord of any general partner's withdrawal or addition. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a copy of Tenant's recorded statement of partnership or certificate of limited partnership.

     Section 13.11. JOINT AND SEVERAL LIABILITY. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

     Section 13.12. FORCE MAJEURE. If Landlord or Tenant cannot perform any of its obligations due to events beyond its control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond a party's control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation or restriction and weather conditions.

     Section 13.13. EXECUTION OF LEASE. This Lease may be executed in counterparts and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. Landlord's delivery of this Lease to Tenant shall not be deemed to be an offer to lease and shall not be binding upon either party until executed and delivered by both parties.

     Section 13.14. SURVIVAL. All representations and warranties of Landlord and Tenant shall survive the termination of this Lease.

ARTICLE FOURTEEN: BROKERS

ARTICLE FIFTEEN: COMPLIANCE

     The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property of the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment In Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.

     ADDITIONAL PROVISIONS MAY BE SET FORTH IN A RIDER OR RIDERS ATTACHED HERETO OR IN THE BLANK SPACE BELOW. IF NO ADDITIONAL PROVISIONS ARE INSERTED, PLEASE DRAW A LINE THROUGH THE SPACE BELOW.

See attached Addendum.



1988 Southern California Chapter      11      Initials /s/ [Initials Illegible]
of the Society of Industrial
and Office Realtors, Inc.                              /s/ [Initials Illegible]

                           (Single-Tenant Gross Form)

        Landlord and Tenant have signed this Lease at the place and on the dates specified adjacent to their signatures below and have initialled all Riders which are attached to or incorporated by reference in this Lease.

                                                        "LANDLORD"

Signed on                   , 19    (1) Hold/Hawthorne, a California L.P. and
          ------------------    --     -----------------------------------------
at                                . (2) Victory Partners, a California L.P.
   -------------------------------     -----------------------------------------

                                    (1) By:   [SIGNATURE ILLEGIBLE]
                                           -------------------------------------
                                       ITS:   GENERAL PARTNERS
                                           -------------------------------------
                                    (2) BY:   [SIGNATURE ILLEGIBLE]
                                           -------------------------------------
                                       ITS:   GENERAL PARTNERS
                                           -------------------------------------


                                                        "TENANT"

Signed on                   , 19        Skechers, USA, Inc.
          ------------------    --     -----------------------------------------
at                                .     a California Corporation
   -------------------------------     -----------------------------------------

                                        By:   /s/ DAVID WEINBERG
                                           -------------------------------------
                                       ITS:
                                           -------------------------------------
                                        BY:
                                           -------------------------------------
                                       ITS:
                                           -------------------------------------


        IN ANY REAL ESTATE TRANSACTION, IT IS RECOMMENDED THAT YOU CONSULT WITH A PROFESSIONAL, SUCH AS A CIVIL ENGINEER, INDUSTRIAL HYGIENIST OR OTHER PERSON WITH EXPERIENCE IN EVALUATING THE CONDITION OF THE PROPERTY, INCLUDING THE POSSIBLE PRESENCE OF ASBESTOS, HAZARDOUS MATERIALS AND UNDERGROUND STORAGE TANKS.

        THIS PRINTED FORM LEASE HAS BEEN DRAFTED BY LEGAL COUNSEL AT THE DIRECTION OF THE SOUTHERN CALIFORNIA CHAPTER OF THE SOCIETY OF INDUSTRIAL AND OFFICE REALTORS(R), INC. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE SOUTHERN CALIFORNIA CHAPTER OF THE SOCIETY OF INDUSTRIAL AND OFFICE REALTORS, INC.(R), ITS LEGAL COUNSEL, THE REAL ESTATE BROKERS NAMED HEREIN, OR THEIR EMPLOYEES OR AGENTS, AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT OR TAX CONSEQUENCES OF THIS LEASE OR OF THIS TRANSACTION. LANDLORD AND TENANT SHOULD RETAIN LEGAL COUNSEL TO ADVISE THEM ON SUCH MATTERS AND SHOULD RELY UPON THE ADVICE OF SUCH LEGAL COUNSEL.





1988 Southern California Chapter       12     Initials /s/ [Initials Illegible]
of the Society of Industrial
and Office Realtors, Inc.                              /s/ [Initials Illegible]

                           (Single-Tenant Gross Form)

                                  EXHIBIT "A"

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT



        THE SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (the "Agreement") is made as of the ___day of _______, 19__ by and between _____________, a _______________, and its successor and/or assigns, having an address at __________________ _______________________ ("Lender") and
_______________, having an address at ___________________________ ("Tenant").


                                   RECITALS:


        A. Lender is the present owner and holder of a certain mortgage and security agreement (the "Security Instrument") dated _________________, 19__, given by Landlord (defined below) to Lender which encumbers the leased fee estate of Landlord in certain premises described in Exhibit A attached hereto (the "Property") and which secures the payment of certain indebtedness owed by Landlord to Lender evidenced by a certain promissory note dated ___________, 19__, given by Landlord to Lender (the "Note");

        B. Tenant is the holder of a leasehold estate in a portion of the Property under and pursuant to the provisions of a certain lease dated ____________, 19__, between _________ __________________, as Landlord
("Landlord") and Tenant, as tenant (the "Lease"); and


        C. Tenant has agreed to subject and subordinate the Lease to the Security Instrument and to the lien thereof and Lender has agreed to grant non-disturbance to Tenant under the Lease on the terms and conditions hereinafter set forth.

                                   AGREEMENT:


        For good and valuable consideration, Tenant and Lender agree as follow:

        1. SUBORDINATION. Tenant agrees that the Lease and all of the terms, covenants and provisions thereof and all rights, remedies and options of Tenant thereunder are and shall at all times continue to be subject and subordinate in all respects to the Security Instrument and to the lien thereof including without limitation all renewals, increases, modifications, spreaders, consolidations, replacements and extensions thereof and to all sums secured thereby with the same force and effect as if the Security Instrument had been executed, delivered and recorded prior to the execution and delivery of the Lease.

        2. NON DISTURBANCE. Lender agrees that if any action or proceeding is commenced by Lender for the foreclosure of the Security Instrument or the sale of the Property, Tenant shall not be named as a party therein unless such joinder shall be required by law, provided, however, such joinder shall not result in the termination of the Lease or disturb the Tenant's possession or use of the premises demised thereunder, and the sale of the Property in any such action or proceeding and the exercise by Lender of any of its other rights under the Note or the Security Instrument shall be made subject to all rights of Tenant under the Lease, provided that at the time of the commencement of any such action or proceeding or at the time of any such sale or exercise of any such other rights (a) the term of the Lease shall have commenced pursuant to the provisions thereof, (b) Tenant shall be in possession of the premises demised under the Lease, (c) the Lease shall be in full force and effect and
(d) Tenant shall not be in default under any of the terms, covenants or conditions of the Lease or of this Agreement on Tenant's part to be observed or performed.

        3. ATTORNMENT. Lender and Tenant agree that if Lender shall become the owner of the Property by reason of the foreclosure of the Security Instrument or the acceptance of a deed or assignment in lieu of foreclosure or otherwise, and the conditions set forth in Section 2 above have been met at the time Lender becomes owner of the Property, the Lease shall not be terminated or affected thereby but shall continue in full force and effect as a direct lease between Lender and Tenant upon all of the terms, covenants and conditions set forth in the Lease and in that event, Tenant agrees to attorn to Lender and Lender agrees to accept such attornment, provided, however, that the provisions of the Security Instrument shall govern with respect to the disposition of any casualty insurance proceeds or condemnation awards and Lender shall not be (a) obligated to complete any construction work acquired to be done by Landlord pursuant to the provisions of the Lease or to reimburse Tenant for any construction work done by Tenant, (b) liable (i) for Landlord's failure to perform any of its obligations under the Lease which have accrued prior to the date on which Lender shall become the owner of the Property, or (a) for any act or omission of Landlord, whether prior to or after such foreclosure or sale;
(c) required to make any repairs to the Property or to the premises demised under the Lease required as a result of fire, or other casualty or by reason of condemnation unless Lender shall be obligated under the Lease as a result of fire, or other casualty or by reason of condemnation unless Lender shall be obligated under the Lease to make such repairs and shall have received sufficient casualty insurance proceeds or condemnation awards to finance the completion of such repairs; (d) required to make any capital improvements to the Property or to the premises demised under the Lease which Landlord may have agreed to make, but had not completed, or to perform or provide any services not related to possession or quiet enjoyment of the premises demised under the Lease; (e) subject to any offsets, defenses, abatements or counterclaims which shall have accrued to Tenant against Landlord prior to the date upon which Lender shall become the owner of the Property; (f) liable for the return of rental security deposits, if any, paid by Tenant to Landlord in accordance with the Lease unless such sums are actually received by Landlord; (g) bound by any payment of rents, additional rents or other sums which Tenant may have paid more than one (1) month in advance to any prior Landlord unless (i) such sums are actually received by Lender or (ii) such prepayment shall have been expressly approved of by Lender, (h) bound to make any payment to Tenant which was required under the Lease, or otherwise, to be made prior to the time Lender succeeded to Landlord's interest; (i) bound by any agreement amending, modifying or terminating the Lease made without Lender's prior written consent prior to the time Lender succeeded to Landlord's interest or (j) bound by any assignment of the Lease or sublease of the Property, or any portion thereof, made prior to the time Lender succeeded to Landlord's interest other than if pursuant to the provisions of the Lease.

        4. NOTICE TO TENANT. After notice is given to Tenant by Lender that the Landlord is in default under the Note and the Security Instrument and that the rentals under the Lease should be paid to Lender pursuant to the terms of the assignment of leases and rents executed and delivered by Landlord to Lender in connection therewith. Tenant shall thereafter pay to Lender or as directed by the Lender, all rentals and all other monies due or to become due to Landlord under the Lease and Landlord hereby expressly authorizes Tenant to make such payments to Lender and hereby releases and discharges Tenant from any liability to Landlord on account of any such payments.

        5. LENDER'S CONSENT. Tenant shall not, without obtaining the prior written consent of Lender, (a) enter into any agreement amending, modifying or terminating the Lease, (b) prepay any of the rents, additional rents or other sums due under the Lease for more than one (1) month in advance of the due dates thereof; (c) voluntarily surrender the premises demised under the Lease or terminate the Lease without cause or shortcut the term thereof, or (d) assign the Lease or sublet the premises demised under the Lease or any part thereof other than pursuant to the provisions of the Lease; and any such amendment, modification, termination, prepayment, voluntary surrender, assignment or subletting, without Lender's prior consent, shall not be binding upon Lender.

        6. REPRESENTATIONS AND WARRANTIES. Tenant hereby represents and warrants to Lender that as of the date hereof (a) Tenant is the owner and holder of the tenant's interest under the Lease; (b) the Lease has not been modified or amended; (c) the Lease is in full force and effect and the term thereof commenced on May 1, 1988, pursuant to the premises thereof; (d) the premises demised under the Lease have been completed and Tenant has taken possession of the same on a rent paying basis; (e) neither Tenant nor Landlord is in default under or in breach of any of the terms, covenants or provisions of the Lease and Tenant to the best of its knowledge knows of no event which but for the passage of time or the giving of notice or both would constitute an event of default or breach by Tenant or Landlord under the Lease; (f) neither Tenant nor Landlord has commenced any action or given or received any notice for the purpose of terminating the Lease; (g) all rents, additional rents and other sums due and payable under the Lease have been paid in full and no rents, additional rents or other sums due and payable under the Lease have been paid in full and no rents, additional rents or other sums payable under the Lease have been paid for more than one (1) month in advance of the due dates thereof; (h) there are no offsets or defenses to the payment of the rents, additional rents, or other sums payable under the Lease, (i) Tenant has no option or right of first refusal to purchase the premises demised under the Lease or any portion thereof or any right or option for additional space with respect to the premises demised; (j) no action, whether voluntary or otherwise, is pending against Tenant under the bankruptcy, insolvency or similar laws of the United States or any state thereof, and (k) Tenant has deposited the security deposit set forth in the Lease with Landlord.

        7. ENVIRONMENTAL COVENANTS AND INDEMNITY. Tenant covenants and agree that the Premises shall not be used for any activities involving, directly or indirectly, the use, generation, treatment, storage, or disposal of any hazardous or toxic chemical, material, substance or waste. Tenant covenants and agrees to indemnify and hold Landlord harmless from any and all costs, expenses, losses, actions, suits, claims, judgments, and any other liability whatsoever in connection with a breach by Tenant of any federal, state of local environmental protection laws and regulations.

        8. LENDER TO RECEIVE NOTICES. Tenant shall provide Lender with copies of all written notices sent to Landlord pursuant to the Lease simultaneously. Tenant shall notify Lender of any default by Landlord under the Lease which would entitle Tenant to cancel the Lease or to an abatement of the rents, additional rents or other sums payable thereunder, and agrees that, notwithstanding any provisions of the Lease to the contrary, no notice of cancellation thereof or of such an abatement shall be effective and shall have failed within sixty (60) days after receipt of such notice to cure such default, or if such default cannot be cured within sixty (60) days, have failed within sixty (60) days after receipt of such notice to commence and thereafter diligently pursue any action necessary to cure such default.

        9. NOTICES. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof,
(ii) one (1) Business Day (hereinafter defined) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three
(3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Tenant:                 ________________________________
                              ________________________________
                              ________________________________
                              Attention:______________________
                              Facsimile No.:__________________

If to Lender:                 ________________________________
                              ________________________________
                              ________________________________
                              ________________________________
                              Attention:______________________
                              ________________________________



With a copy to:
                              ________________________________
                              ________________________________
                              ________________________________
                              ________________________________
                              Attention:______________________
                              Facsimile No.:__________________
or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this Section 8, the term "Business Day" shall mean a day on which commercial banks are not authorized by law to close in New York, New York.

        Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

        10. JOINT AND SEVERAL LIABILITY. If Tenant consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Agreement shall be binding upon and inure to the benefit of Lender and Tenant and their respective successors and assigns.

        11. DEFINITIONS. The term "Lender" as used herein shall include the successors and assigns of Lender and any person, party or entity which shall become the owner of the Property by reason of a foreclosure of the Security Instrument or the acceptance of a deed or assignment in lieu of foreclosure or otherwise. The term "Landlord" as used herein shall mean and include the present landlord under the Lease and such landlord's predecessors and successors in interest under the Lease, but shall not mean or include Lender. The term "Property" as used herein shall mean the Property, the improvements now or hereafter located thereon and the estates therein encumbered by the Security Instrument.

        12. NO ORAL MODIFICATIONS. This Agreement may not be modified in any manner or terminated except by the an instrument in writing executed by the parties hereto.

        13. GOVERNING LAW. This Agreement shall be governed, construed, applied and enforced in accordance with the laws of the state where the Property is located and the applicable laws of the United States of America.

        14. INAPPLICABLE PROVISIONS. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

        15. DUPLICATE ORIGINALS; COUNTERPARTS. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

        16. NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

        17. TRANSFER OF LOAN. Lender may sell, transfer and deliver the Note and assign the Security Instrument, this Agreement and the other documents executed in connection therewith to one or more Investors (as defined in the Security Instrument) in the secondary mortgage market. In connection with such sale, Lender may retain or assign responsibility for servicing the loan, including the Note, the Security Instrument, this Agreement and the other documents executed in connection therewith, or may delegate some or all of such responsibility and/or obligations to a servicer including, but not limited to, any subservicer or master servicer, on behalf of the Investors. All references to Lender herein shall refer to and include any such servicer to the extent applicable.

        18. FURTHER ACTS. Tenant will, at the cost of Tenant, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts and assurances as Lender shall, from time to time, require, for the better assuring and confirming unto Lender the property and rights hereby intended now or hereafter so to be, or for carrying out the intention or facilitating the performance of the terms of this Agreement or for filing, registering or recording this Agreement, or for complying with all applicable laws.

        19. SOLE DISCRETION OF LENDER. Wherever pursuant to this Agreement (a) Lender exercises any right given to it to approve or disapprove, (b) any arrangement or term is to be satisfactory to Lender, or (c) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

        IN WITNESS WHEREOF, Lender and Tenant have duly executed this Agreement as of the date first above written.

LENDER:                                     TENANT:



By:_______________________________          By:_________________________________

Its:______________________________          Its:________________________________

                                   EXHIBIT A


                         Legal Description of Property

                                    EXHIBIT A
                                LEGAL DESCRIPTION

Lots 13, 14, 15 and 16 in Block 67 of Manhattan Beach Division No. 2, in the City of Manhattan Beach, County of Los Angeles, State of California, as per map recorded in Book 1, Pages 95 and 96 of Maps, in the Office of the County Recorder of said County.

                                   EXHIBIT "B"

                              ESTOPPEL CERTIFICATE


TO:  __________________________
     __________________________
     __________________________
     __________________________



        1. The undersigned ______________________ (Tenant) and
______________________ (Landlord) entered into a written lease dated
______________________, in which Landlord leased to Tenant and Tenant leased from Landlord premises in the building located at 228 Manhattan Beach Blvd., Manhattan Beach, CA (Premises). The Premises is part of the parcel of real property described in Lease Article _____ (Real Property). The Lease has been amended, modified, and supplemented as follows: ______________________ . The Lease, as amended, modified and supplemented, is referred in this Certificate as the "Lease."

        2. Under the Lease, Tenant has leased the Premises and has paid to Landlord a security deposit of $ ____________. The term of the Lease began on ____________ and the expiration date of the Lease is ____________, subject to any options to extend identified in Section 3 of this Exhibit. Tenant has paid base rent through ____________. The next payment of base rent in the amount of $____________ is due on ____________. Tenant is required to pay ____% of the direct expenses (as defined in Lease Article ____) for the Real Property, in excess of direct expenses for base year ____________.

        3. The Lease provides for one (1) option to extend the term of the Lease for five (5) years. The rental rate for the extension term is as follows:
____________.

        Except as expressly provided in the Lease, Tenant has no right or option to renew or extend the term of the Lease, and no preferential right to purchase all or any part of the Premises or Real Property.

        4. There are no oral or written amendments, modifications, or supplements to the Lease except as stated in Section 1 of this Certificate. A true, correct and complete copy of the Lease, including all amendments, modifications, and supplements, is attached to this Certificate. The Lease, as amended, modified and supplemented, is in full force and effect and represents the entire agreement between Landlord and Tenant pertaining to the Premises and the Real Property.

        5. All space and improvements leased by Tenant have been completed and furnished in accordance with the provisions of the Lease, and Tenant has accepted and taken possession of the Premises. All contributions required to be paid by Landlord to date for improvements to the Premises have been paid in full.

        6. Landlord is not in default in the performance of any of the terms or provisions of the Lease. Tenant is not in default in the performance of any of the terms or provisions of the Lease and has not assigned, transferred, or hypothecated the Lease or any interest in the Lease or subleased all or part of the Premises.

        7. There are no setoffs or credits against rent payable under the Lease. No free periods or rental abatements, rebates or concessions have been granted to Tenant.

        8. Tenant has no actual or constructive knowledge of any processing, use, storage, disposal, release, threat of release, generation, or treatment of any hazardous or toxic material or substance on, onto, under, above or from the Premises or the Real Property except as follows: _______________________________
________________________________________________________________________.


        9. There are no pending actions, voluntary or involuntary, under any bankruptcy or insolvency laws of the United States or any state against Tenant or any guarantor of Tenant's obligations under the Lease.

        This Certificate is given to (Lender) with the understanding that it or its assignee shall rely on it in connection with the acquisition of the Real Property or the making of a loan secured by the Real Property. Following that (acquisition/loan), Tenant agrees that the Lease shall remain in full force and effect and shall bind and inure to the benefit of the Lender and its successor-in-interest.

LENDER:                                     TENANT:

By:_______________________________          By:_________________________________

Its:______________________________          Its:________________________________

                                    ADDENDUM

        Addendum to Industrial Real Estate - Single Tenant Facility Lease ("Lease") by and between Holt/Hawthorne, a California limited partnership and Victory Partners, a California limited partnership, as tenants in common (collectively "Landlord") and Skechers USA, Inc., a California corporation ("Tenant"), dated for reference purposes only April 15, 1998 for the property located at 228 Manhattan Beach Blvd., in the City of Manhattan Beach, County of Los Angeles, State of California (the "Premises"). The terms herein shall have the definitions as set forth in the Lease. The parties intend and agree that the provisions of this Addendum shall supersede any inconsistent or conflicting provisions of the Lease, and are as follows:

16. ASSIGNMENT OF LEASES:

        Pursuant to the Assignment of Leases executed concurrently with this Lease by Landlord, Landlord assigns to Tenant and Tenant assumes all rights, obligations and liabilities of the Landlord under the Lease identified in the Assignment of Lease: Laura C. Moore dba ICAAN Galleries (collectively "Subtenant"). Tenant hereby agrees to hold harmless and indemnify Landlord against any and all claims, suits, costs and liability arising out of the assignment to Tenant of the Lease referenced above and in the Assignment of Lease, including but not limited to any breach, default or omission by Tenant in acting as Landlord to Subtenant from and after the Effective Date of this Lease.

17. PERMITTED USES: (See Section 1.06)

        Tenant shall use the Premises for general offices purposes. Notwithstanding the foregoing, the space formerly occupied by Subtenant Rachel Gerber dba The Daily Bread (& Bagel), can be used as a retail outlet for baked goods, coffee products and beverages, and the space currently occupied by Subtenant Laura C. Moore dba ICAAN Galleries can be used for an art gallery and retail store.

18. PARKING: (See Section 1.11)

        Tenant shall have non-exclusive use of all portions of the parking area with other tenants of building and their customers. If there are no other tenants, Tenant shall have exclusive use thereof.

        Only Operable Vehicles shall be allowed in the parking area. Operable Vehicles are vehicles which are in good working order and in a non-derelict or non-vandalized condition. For illustration, vehicles with flat tires, leaks, inoperable engines, or broken windows shall not be allowed in the parking area. Tenant shall use parking spaces for the sole purpose of parking. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Landlord shall not be responsible for any damage to vehicles, injury to persons or loss of property.

        Tenant is solely responsible for any and all maintenance, upkeep, repairs or replacement of the gate providing access to and from the parking area.

19. EXISTING CONDITIONS: (See Section 6 01)

        Section 6.01 of the Lease is augmented as follows:

        The Premises are currently being occupied under the terms of Standard Office Lease dated, for reference purposes, January 5, 1994 ("Existing Lease"), and by other tenants, in suites 101, 101B, 102, 103, 105, 201, 305 and 306, whose leases have already or will expire prior to the Effective Date of this Lease. The term of the Existing Lease extends to June 30, 1998. The Existing Lease contains no provision for extension of the term. This Lease has been negotiated to replace the Existing Lease as of the Commencement Date hereof. Except as hereinafter set forth, Landlord is making no representations or warranties concerning the condition of the Premises and/or its compliance with Applicable Laws, and the Premises are delivered to Tenant in an "as is" condition. It is expressly understood and agreed by Tenant that Tenant, at its sole cost and expense, shall make any and all Alterations to the Premises, if necessary, to place it in compliance with the Americans with Disabilities Act and any other law, statue, ordinance or directive concerning or relating to handicapped accessibility in or to the Premises ("Accessibility Laws") and, except as hereinabove set forth, Landlord has made no representations, covenants or warranties concerning the compliance of the Premises with any Accessibility Laws. Any Alternations, Trade Fixtures or Utility Installations shall be at Tenant's sole cost and expense and subject to the provisions in this Lease. It is also expressly understood and agreed by Tenant that any change, modification, repair or alteration to the Premises which is required under any applicable law, ordinance, statute or regulation as a result of

Tenant undertaking any Alterations or Utility Installations shall be made by Tenant, as Tenant's sole cost and expense.

20. LANDLORD'S OBLIGATIONS: (See Section 6.03)

        Section 6.03 of the Lease is augmented as follows:

        The cost of repair to the roof, if caused by penetration of the roof by Tenant, Tenant's employees, agents or subcontractors, shall be borne solely by Tenant.

        Notwithstanding anything to the contrary contained in this Lease, Landlord agrees that it shall, at its expense, within a reasonable period of time following execution of this Lease, repair the HVAC system to certification as fully operational by a subcontractor licensed and qualified in the State of California to provide repair and maintenance services to HVAC systems. With the exception of the repair contemplated in this Section 20, the obligation to maintain and repair the HVAC system, and any and all costs incurred thereby, remain solely with Tenant.

21. ALTERATIONS, ADDITIONS AND IMPROVEMENTS: (See Section 6.05)

        Section 6.05(a) is augmented by adding the following:

        Prior to beginning any such work, Tenant shall provide Landlord with copies of any and all construction plans and drawings, and any other documents required by Landlord to approve or disapprove Tenant's plans for the alteration or improvement. Tenant shall reimburse Landlord for all costs and expenses (including, without limitation, any architect or engineer fees) incurred by Landlord in approving or disapproving Tenant's plans for alterations or improvements. Landlord's consent shall not be unreasonably withheld.

22. SUBORDINATION, NON-DISTURBANCE, ATTORNMENT: (See Article Eleven)

        Sections 11.01 and 11.02 of the Lease are amplified as follows:

        Tenant agrees that, upon the written request of Landlord or a Lender in connection with the sale, financing or refinancing of the Premises, Tenant shall execute a Subordination, Non-Disturbance and Attornment Agreement similar in form and content to the form attached to this Lease as Exhibit "A," and such other documents or provisions reasonably required by Lender or Landlord.

        Section 11.04 of the Lease is amplified as follows:

        Tenant agrees that, upon the written request of Landlord or a Lender in connection with the sale, financing or refinancing of the Premises, Tenant shall execute an Estoppel Certificate similar in form and content to the form attached to this Lease as Exhibit "B," and such other documents or provisions reasonably required by Lender or Landlord.

23. OPTION TO EXTEND:

        Landlord hereby grants to Tenant one (1) option to extend the Original Term for a period of sixty (60) months ("Option Term") commencing on the expiration of the Original Term. The option to extend shall be on the same terms and conditions as the Original Term with the exception of the monthly Base Rent which shall be determined as set forth below, but which in no event shall be less than the Base Rent Payable by Tenant for the last month of the Original Term.

        The initial monthly Base Rent payable during the Option Term shall be the current fair market rental for comparable properties within a four (4) mile radius of the Premises or the rent payable for the last month of the Original Term of this Lease, whichever is greater. The "current fair market rental" shall mean the applicable monthly Base Rent for premises leased with terms similar to this Lease, including a term of five (5) years, taking into account all monetary concessions amortized over the Option Term provided that (i) no consideration shall be given to the fact that Landlord is or is not required to pay any or is paying a lower brokerage commission in connection with tenant's exercise of the Option; and (ii) in considering tenant improvements or allowances provided for such comparable space, the value of the existing improvements in the Premises as of the date hereof shall be deducted therefrom (such value to be based upon the age of quality of the improvements and the fact that these improvements are specifically suitable to Tenant).

        The current fair market rentals shall be mutually determined by the parties. If within thirty (30) days after Tenant gives written notice of its exercise of its option is hereinabove set forth, the parties are unable to agree on the fair market rental, said rental shall be determined by arbitration in the following manner:

        (a) Landlord and Tenant shall each appoint, within fifteen (15) days after the thirty (30) day period, one (1) arbitrator who shall, by profession, be an MAI real estate appraiser, and who shall have been active for at least five (5) years in the appraisal of commercial and industrial properties in the area.

        (b) The two arbitrators supplied shall agree upon and appoint, within fifteen (15) days of the date of the appointment of the last supplied arbitrator, a third arbitrator who shall be similarly qualified.

        (c) The three (3) arbitrators shall reach a decision within thirty (30) days of the appointment of the third arbitrator, and notify Landlord and Tenant thereof.

        (d) The decision of the majority of the three (3) arbitrators shall be binding upon Landlord and Tenant. The failure of a majority of said arbitrators to reach an agreement shall result in the fair market rental rate being determined by averaging the appraisal of each arbitrator, ignoring for purposes of such averaging any portion of the high and the low appraisal which is more than ten percent (10%) in excess of or less than the middle appraisal.

        (e) If either Landlord or Tenant fails to appoint an arbitrator within the time period set forth in subparagraph (a), above, the arbitrator appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such arbitrator's decision shall be binding upon Landlord and Tenant.

        (f) If the two (2) arbitrators fail to agree upon an appoint a third arbitrator, both arbitrators shall be dismissed and the matter to be decided shall be forthwith submitted to arbitration under the provisions of the American Arbitration Association.

        (g) All costs of arbitration shall be paid by Landlord and Tenant equally.

        (h) If the initial Base Rent is not determined prior to the commencement of the Option Term, Tenant shall pay monthly Base Rent to Landlord in an amount equal to the Base Rent payable by Tenant for the last month of the Original Term of this Lease, and within ten (10) days after the determination of the initial Base Rent for the Option Term, Tenant shall pay to Landlord any underpayment of Base Rent.

        Commencing month thirteen (13) of the Option Term and annually on the same month thereafter, the monthly Base Rent shall be increased by an amount equal to the monthly Base Rent payable during the month immediately preceding the increase times the percentage increase in the "Consumer Price Index for All Urban Consumers, All Items, Los Angeles, Long Beach, Riverside, 1982-1984 = 100" (the "Index"). The increase in the Index is determined by taking the index for the month immediately preceding the month the increase is to take effect, and dividing it by the base Index figure which is the figure for the same month for the previous year. The Base Rent shall be increased by the proportion so determined. In no event, however, shall the monthly Base Rent be decreased from that payable for the month immediately preceding the increase.

        Should the United States Department of Labor readjust the above described Consumer Price Index, then such change shall be taken into account and reflected in all adjustments. Should the official reports of the United States Labor Department be unavailable for the relevant period at the time that any adjustment hereunder it to become effective, Tenant shall pay the unadjusted rental until the statistical information for the adjustment is available, and within ten (10) days from written notice by Landlord to Tenant of the adjustment, Tenant shall pay to Landlord the adjusted amount of the rent due and payable.

        If the described Index shall no longer be published, another Index generally recognized as authoritative shall be substituted by agreement of the parties. If they are unable to agree within thirty(30) days after demand by either party, the substitute index shall, on the application of either party, be selected by the chief officer of the San Francisco Regional Office of the Bureau of Labor Statistics or its successor if selection by such officer, cannot be obtained, the adjustment shall be made by mutual agreement or by arbitration under the provision of the American Arbitration Association.

24. HAZARDOUS MATERIALS: (See Section 5.03)

        Section 5.03 of the Lease is augmented as follows:

        If Tenant knows, or has reasonable cause to believe, that a Hazardous Material has come to be located in, on, under or about the Premises, other than as previously consented to by Landlord, Tenant shall immediately give written notice of such fact to Landlord, and provide Landlord with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Material.

        Tenant shall promptly, at Tenant's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Tenant, or pertaining to or involving any Hazardous Material brought onto the Premises during the term of this Lease, by or for Tenant, its agents, employees, or contractors.

        Tenant shall indemnify, defend and hold Landlord, its agents, employees and lenders, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys' and consultants' fees arising out of or involving any Hazardous Material brought onto the Premises by or for Tenant, its agents, employees, or contractors.

25. SECURITY DEPOSIT:

        Section 1.10 of the Lease is augmented as follows:

        Landlord is holding for the benefit of Tenant a security deposit of $33,334.25, which will be applied in satisfaction of the Security Deposit required under this Lease.

SEE ADDITIONAL PROVISIONS ATTACHED HERETO.


LANDLORD:                                   TENANT:

Holt/Hawthorne, a California limited        Skechers USA, Inc., a California
partnership                                 corporation

By: [SIGNATURE ILLEGIBLE]                   By: /s/ DAVID WEINBERG
   ---------------------------------           ---------------------------------
Its: GENERAL PARTNER                        Its: CFO
    --------------------------------            --------------------------------



Victory Partners, a California
limited partnership

By: [SIGNATURE ILLEGIBLE]
   ---------------------------------
Its: GENERAL PARTNER
    --------------------------------

                    ADDENDUM TO INDUSTRIAL REAL ESTATE LEASE
                                 BY AND BETWEEN
                  VICTORY PARTNERS; HOLT/HAWTHORN ("LANDLORD")
                      AND SKECHERS U.S.A., INC. ("TENANT")
           RE: 228 MANHATTAN BEACH BLVD., MANHATTAN BEACH, CALIFORNIA
                                  ("PROPERTY")


        This Addendum is attached to and made a part of the Industrial Real Estate Lease by and between the above-named Landlord and Tenant (the "Lease").

        26. COMPLIANCE WITH COVENANTS, RESTRICTIONS AND REQUIREMENTS. Landlord represents to Tenant that it is the owner of the Property and that to the best of Landlord's knowledge the Property complies with all applicable covenants, conditions and restrictions of record and applicable building codes, regulating statutes, ordinances and Laws in effect on the Commencement Date of the Lease; provided, that such representation does not apply to the use to which Tenant will put the Property or to any alterations to be made by Tenant. To the extent that the Property is required to be altered or repaired as a result of its non-compliance with applicable covenants, conditions and restrictions of record or applicable building codes, regulating statutes, ordinances or Laws in effect on the Commencement Date of the Lease (and such noncompliance does not arise from uses to which Tenant has put the Property or to any alterations made by Tenant), then the cost of such alterations and repairs shall be paid as follows:
Tenant shall pay the initial Ten Thousand Dollars ($10,000.00) and Landlord shall pay the remainder. The person signing this Lease for Landlord represents that he/she has full power and authority to do so.

        27. HAZARDOUS MATERIAL LIABILITY. Tenant shall not have any liability for, (i) any Hazardous Materials brought onto the Property or the land of which they are located ("Land") prior to the Commencement Date, unless Tenant, its agents, employees or contractors brought them ("Pre-Commencement Hazardous Material Conditions"), or (ii) any effects arising out of or caused by any such Pre-Commencement Hazardous Material Condition, including, without limitation, any contamination or injury to person, property or the environment or any liabilities or costs associated with the investigation, removal, remediation, restoration and/or abatement thereof, or of any actual or suspected contamination therein involved, regardless of whether the effects of such Pre-Commencement Hazardous Material Condition are known as of the Commencement Date or arise and/or are discovered at any time after the Commencement Date. All liabilities relating to any Hazardous Materials which are created or brought onto the Property from and after the Commencement Date by persons, entities or instrumentalities other than Tenant or its agents, employees, invitees, licensees, subtenants and contractors shall not be the responsibility of Tenant.

        Landlord hereby represents and warrants to Tenant that Landlord has not received any written notice of any Hazardous Material contamination on or in the Property or the Land requiring or ordering any investigation to be taken pursuant to a state or federal environmental response or remediation statute.

        Landlord shall indemnify and save Tenant, its officers, directors, employees, visitors, contractors, agents and representatives harmless against and from any and all claims, demands, losses, costs, fines and liability, including all attorneys' fees, arising out of any Hazardous Material contamination of the Property or Land caused by Landlord, its agents, employees or contractors. This indemnification shall not include or cover any claim, demand, loss, cost, fine or liability, including any attorneys' fees, arising out of any Hazardous Material contamination caused by Tenant, its agents, employees, invitees, licensees, subtenants or contractors.

        28. MUTUAL INDEMNIFICATION. Tenant agrees to defend, with counsel reasonably satisfactory to Landlord, indemnify and hold harmless, Landlord, its agents, employees, officers, directors, shareholders, partners, members and representatives (collectively "Landlord") from and

                                   Landlord's Initials: /s/ [Initials Illegible]

                                     Tenant's Initials: /s/ [Initials Illegible]
against any and all loss, cost, action, liability, damage or expense, including but not limited to, penalties, fines, attorneys' fees or costs (collectively "Claims"), to any person, property or entity resulting from the following: (i) the negligence or wilful misconduct of Tenant, its agents, employees or contractors; (ii) Tenant's default or breach of any of the terms and conditions of this Lease; and (iii) any occurrences within the Premises, not resulting from the negligence or wilful misconduct of Landlord, its agents, employees or contractors.

        Landlord agrees to defend, with counsel reasonably satisfactory to Tenant, indemnify and hold harmless, Tenant, its agents, employees, officers, directors, shareholders, partners, members and representatives (collectively "Tenant") from and against any and all loss, cost, action, liability, damage or expense, including but not limited to, penalties, fines, attorneys' fees or costs (collectively "Claims"), to any person, property or entity resulting from the following: (i) the negligence or wilful misconduct of Landlord, its agents, employees or contractors; (ii) Landlord's default or breach of any of the terms and conditions of this Lease; and (iii) any occurrences within the Premises, not resulting from the negligence or wilful misconduct of Tenant, its agents, employees or contractors.

        Notwithstanding the foregoing, however, because Landlord is required to maintain property insurance on the Building, and because of the existence of waivers of subrogation set forth in this Lease, Landlord hereby agrees to defend, indemnify and hold Tenant harmless on any Claims to the extent such Claim is covered by such insurance, even if resulting from the negligent acts, omissions or misconduct of Tenant or those of its agents, employees or contractors. Similarly, since Tenant must carry insurance to cover its personal property within the Premises, and because of the waivers of subrogation set forth in this Lease, Tenant hereby agrees to defend, indemnify and hold Landlord harmless from any Claims to the extent any such Claim is covered by such insurance, even if resulting from the negligent acts, omissions or misconduct of Landlord or those of its agents, employees or contractors. The provisions of this section shall survive the expiration or sooner termination of the Lease with respect to any occurrences, Claims or liabilities occurring prior to such expiration or termination.

        29. WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Tenant and Landlord ("Waiving Party") each hereby releases and relieves the other, and waives their entire right to recover damages (whether in contract or in tort) against the other, for loss of or damage to the Waiving Party's property arising out of or incident to the perils required to be insured against under Section 4.04. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductible applicable thereto. If insurance policies cannot be obtained with a waiver of subrogation, the parties are relieved of the obligation to obtain such a waiver hereunder.

        30. NON-DISTURBANCE. Landlord agrees to cooperate with Tenant and to use good faith efforts to assist Tenant in obtaining a non-disturbance agreement from any current or future mortgagee or ground lessor of the Property. Nothing contained herein shall be construed as a promise or guaranty on the part of Landlord that Tenant shall in fact be able to obtain such a non-disturbance agreement.

        31. TENANT'S COMPLIANCE WITH LAW. Anything in this Lease to the contrary notwithstanding, in the event of a change in an applicable law that requires Tenant to make any alterations, repairs or restorations to the Property, and the costs and expenses with regard to such alterations, maintenance or restoration are in excess of Seventy-five Thousand Dollars ($75,000) and if the nature of the required alterations, repairs or restorations is such that Tenant cannot use twenty-five percent (25%) or more of the Premises for their intended purpose, and Landlord is unwilling to make such alterations, repairs or restorations, then Tenant shall have the right to terminate this Lease on sixty (60) days written notice to Landlord. If the nature of the alterations, repairs or restorations is such that less than twenty-five percent (25%) of the Premises is not usable, and Landlord is unwilling to make such alterations, repairs or restorations, Tenant shall not have the right to terminate the Lease, but rent shall be equitably abated effective as of the date of such limited use to take into account the loss of the unusable portion of the Premises.

                                   Landlord's Initials: /s/ [Initials Illegible]

                                     Tenant's Initials: /s/ [Initials Illegible]

        32. RENT ABATEMENT. In the event that Tenant is unable to use all or part of the Property as a result of fire, flood, vandalism, act of God or other casualty, or as a result of the negligence or wilful misconduct of Landlord, its agents or employees, then Tenant shall be entitled to an equitable abatement of its base and additional rent hereunder in proportion to the degree the Property is rendered unusable; provided, however, Tenant shall be entitled to no such rent abatement for inability to use the Property resulting from the negligence or willful misconduct of Tenant its agents or employees. Additionally, in the event Landlord recovers proceeds under any rental loss insurance resulting from Tenant's inability to use the Property, then Tenant's rent due hereunder shall abate to the extent of Landlord's recovery. If Tenant has paid said rent to Landlord prior to Landlord's recovery, then Landlord shall reimburse Tenant within thirty (30) days of its receipt of said insurance proceeds, or of Tenant's demand therefor.

        33. Real Estate Taxes. If any general or special assessment is levied and assessed against the Property and Landlord can elect to either pay the assessment in full or allow the assessment to go to bond, then if Landlord pays the assessment in full, Tenant shall pay to Landlord each time a payment of real property taxes is made a sum equal to that which would have been payable (as both principal and interest) had Landlord allowed the assessment to go to bond. Additionally, notwithstanding the provisions of Section 4.02, Real Property Taxes shall not include any inheritance, estate, succession, transfer, gift, franchise, corporation, income or profit tax or capital levy that may be imposed upon Landlord, but shall include any increased assessment arising from change of ownership.

        34. NOTICES. In addition to the service requirement for notices called for herein, whenever Landlord is required to provide Tenant with a notice of default or a breach of any provision of this Lease, Landlord agrees to serve an additional copy of said notice upon Tenant's home office and Tenant's counsel by facsimile transmission as follows:

               Skechers USA, Inc.
               Attention: Roger Moss/Mark Nason
               Facsimile: (310) 318-5019

               Baker, Burton & Lundy, P.C.
               Attention: Kent Burton
               Facsimile: (310) 376-7483

Service shall be deemed completed upon confirmation of transmission. Said facsimile numbers may be changed by Tenant by providing written notice thereof to Landlord.

        35. LANDLORD REPAIRS. Whenever Landlord is required to make repairs to the Property, Landlord agrees to use good faith efforts to cause a minimum of interference to Tenant's operation of its business from the Property.

        36. CONDEMNATION. Notwithstanding the provisions of ARTICLE 8, any award for the taking of all or any part of the Property under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord, except that Tenant shall be entitled to any compensation separately awarded to Tenant for Tenant's relocation expenses, the depreciated value of Tenant's alterations, additions and improvements and for loss of Tenant's equipment or business.

        37. ASSIGNMENT.

                A. Notwithstanding the provisions of ARTICLE 9, no consent from Landlord shall be required for the assignment of this Lease under the following circumstances, each of which shall be considered a "Permitted Assignment":

                        (i) the transfer of stock of Tenant to members of the immediate family of a shareholder of Tenant, to a living trust for estate-planning purposes, or by will or intestacy; or

                                   Landlord's Initials: /s/ [Initials Illegible]

                                     Tenant's Initials: /s/ [Initials Illegible]

                        (ii) Tenant sells or offers for sale its voting stock to the public in accordance with the qualifications or registration requirements of the State of California and the Security Act of 1933, as amended.

                B. Additionally, during the term hereof, Tenant shall have the ability to sublet any of the suites or offices to a subtenant with Landlord's prior written consent, which shall not be unreasonably withheld or denied, provided that the following provisions are met:

                        (i) the subtenant agrees to assume all relevant obligations of Tenant hereunder, as to its particular suite location;

                        (ii) irrespective of said sublease, Tenant shall remain fully liable for all obligations hereunder, and said sublease shall not serve to release Tenant from any of such obligations;

                        (iii) the subleases are entered into on an arm's-length basis, with tenants of reasonable financial stability and credit-worthiness, and at fair market rents; and

                        (iv) the subtenant agrees to comply with all Hazardous Material provisions of the Lease, as amended.

        38. ESTOPPEL. At any time and from time to time, either party, upon request of the other party, will execute, acknowledge and deliver an instrument, stating, if the same be true, that this Lease is a true and exact copy of the Lease between the parties hereto, that there are no amendments hereto (or stating what amendments there may be), that the Lease is then in full force and effect and that, to the best of its knowledge, there are no offsets, defenses or counterclaims with respect to the payment of rent reserved hereunder or in the performance of the other terms, covenants and conditions hereof on the part of Tenant or Landlord, as the case may be, to be performed under this Lease, and that as of such date no default has been declared hereunder by either party or if a default has been declared, such instrument shall specify same. Such instrument will be executed by the other party and delivered to the requesting party within fifteen (15) days of receipt.

        39. TENANT'S PROPERTY. Tenant shall retain title to, and shall have the opportunity to remove, upon termination of this Lease, all of Tenant's displays, signage and shelving, and Tenant's lighting, sound, alarm and communication systems, provided that Tenant shall repair any damages caused by the removal thereof, at its sole expense.

        40. CONSENTS. Whenever Landlord's consent is called for herein, such consent shall not be unreasonably withheld.

        41. SECURITY DEPOSIT. Tenant shall be entitled to apply the security deposit to the next due installment(s) of rent in the event of the occurrence of any of the following events: (i) the making by Landlord of any general arrangement or assignment for the benefit of creditors; or (ii) Landlord's becoming a "debtor" as defined in 11 USC Section 101 or any successor statute thereto (unless, in the case of a petition filed against Landlord, same is dismissed within 60 days).

LANDLORD:                                   TENANT:

Holt/Hawthorne, a California Limited        Skechers USA Inc., a California
Partnership                                 Corporation

By: [SIGNATURE ILLEGIBLE]                   By: /s/ DAVID WEINBERG
   ---------------------------------           ---------------------------------
Its: GENERAL PARTNER                        Its: CFO
    --------------------------------            --------------------------------



Victory Partners, a California
limited partnership

By: [SIGNATURE ILLEGIBLE]
   ---------------------------------
Its: GENERAL PARTNER
    --------------------------------